CONTINGENCIES	12 Months Ended
Mar. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES

15. CONTINGENCIES

Contingencies

In the ordinary course of business, the Company may be subject to legal proceedings regarding contractual and employment relationships and a variety of other matters. The Company records contingent liabilities resulting from such claims, when a loss is assessed to be probable, and the amount of the loss is reasonably estimable. In the opinion of management, there were no pending or threatened claims and litigation as of March 31, 2024 and 2023 and through the issuance date of these consolidated financial statements.

The professional fee that the Company committed to pay upon closing of IPO but yet paid as of March 31, 2024 amounted to HK$5,438,000 (equivalent to US$697,179) shall be disclosed in the commitments and contingency note of the FS (it is probable and the amount is certain when the FS is available to issue).